Exhibit 10.4

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[...***...].” A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE U.S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Supplemental Agreement to the Entrusted Loan Contract

Borrower (Party A): BeiGene (Suzhou) Co., Ltd.

Telephone:

Domicile: E105, 2F, A1 North, 218 Xinghu Rd.

Fax:

Legal representative: John Victor Oyler

Entrusted Lender (Party B): Suzhou Industrial Park Biotech Development Co., Ltd.

Telephone: 62956633

Domicile: 5F, A1 North, 218 Xinghu Rd.

Fax:

Legal representative: Pang Junyong

Post code: 215123

Agency (Party C): China Construction Bank Suzhou Industrial Park Branch

Telephone: 62781038

Domicile: 8/F, CSSD Building, No. 158 Wangdun Road

Responsible person: Wu Nandai

Post code: 215028

Party A, Party B and Party C entered into an Entrusted Loan Contract (Entrusted Loan [2015] No. 013) on September 2, 2015 (the “Original Contract”).  The three parties hereby agree to amend the following provisions by mutual agreement:

1. In “Clause VI  Guarantee on the Loan” of the Original Contract, “The way of guarantee to be adopted for the entrusted loan under the Contract will be the type (II) below:

(I)  Party B will sign the Guarantee Contract by its own.

(II) Party B commissions Party C to sign the Guarantee Contract in the name of the latter.”

shall be amended as follows:

“The way of guarantee to be adopted for the entrusted loan under the Contract will be the type (I) below:

(I) Party B will sign the Guarantee Contract by its own.

(II) Party B commissions Party C to sign the Guarantee Contract in the name of the latter.”

2. Paragraph (II), (III) and (IV) of “XII (Miscellaneous)” under “Clause XIV Miscellaneous” of the Original Contract:

“(II)  Party A confirms: the completion of the pledge registration procedure for [...***...] patent guaranteed by BeiGene (Beijing) Co., Ltd. will not be later than June 30, 2016, otherwise Party B will be entitled to terminate the Contract and request Party A repaying in advance. Party A shall complete the subsequent fundraising by itself and mortgage the fixed assets purchased by the fund raised by itself to Party B.

* Confidential Information, indicated by [...***...], has been omitted from this filing and filed separately with the U.S. Securities and Exchange Commission.

(III) The mortgage registration procedure for the equipment purchased by Party A after acquiring the first batch of loan (RMB 60,000,000) guaranteed should be completed no later than June 30, 2016, otherwise Party B will be entitled to terminate the Contract and request Party A repaying in advance.  Party A shall complete the subsequent fundraising by itself and mortgage the fixed assets purchased by the fund raised by itself to Party B.

(IV) The equipment purchased by Party A with the rest RMB 60,000,000 shall also be mortgaged to Party B. Party A shall conduct the mortgage registration procedure within 2 months after obtaining the ownership of the equipment.  If Party A fails to actively assist with Party B in handling the mortgage registration procedure, Party B will be entitled to terminate the Contract and request Party A repaying in advance.”

shall be amended as follows:

“(II) After the ownership of the equipment purchased with the loan is obtained or after the relevant renovation is finished, Party A shall, within 2 months after obtaining ownership of the equipment, mortgage the equipment and relevant renovation to Party B to the maximum extent that is acceptable to the competent mortgage registration authority.  Party A shall be responsible for, and Party B and Party C shall cooperate in handling the mortgage registration procedures for the equipment, etc.  The mortgage registration procedures shall be completed no later than December 31, 2016; otherwise, Party B will be entitled to terminate the Contract and request Party A to make early repayment of any loans that it has already received.  In the meantime, Party A shall complete the subsequent financing on its own and mortgage the fixed assets purchased through self-financing as the first mortgage to Party B to the maximum extent acceptable to the competent mortgage registration authority (no later than June 30, 2017).

(III) Party A acknowledges that the [...***...] patent obtained by Beigene Ltd. (the “Cayman Company”) will be pledged to Party B, and the pledge registration for such patent will be completed by July 30, 2016 in accordance with the Patent Pledge Contract to be entered into by the Cayman Company and Party B.  Within 2 months after the Cayman Company or its subsidiary obtains the certificate of patent issued by the State Intellectual Property Office (SIPO) of China for the [...***...] patent, the patent will be pledged to Party B and the pledge registration with the SIPO will be completed.  After the pledge registration and the relevant procedure for the [...***...] patent are completed, the parties will work together to cancel the pledge registration for the [...***...] patent.  In case of failure to complete the pledge registration for the [...***...] patent by July 30, 2016, Party B will be entitled to terminate the Contract and request Party A to make early repayment any loans that it has already received.  In the meantime, Party A shall complete the subsequent financing on its own and mortgage the fixed assets purchased through self-financing to Party B to the maximum extent acceptable to the competent mortgage registration authority (no later than June 30, 2017).”

This Supplemental Agreement shall constitute a supplement and amendment to the Original Contract.  All provisions of the Original Contract that are not amended shall remain in force and effect.  In case of any discrepancy between the Original Contract and this Supplemental Agreement, this Supplemental Agreement shall prevail.

* Confidential Information, indicated by [...***...], has been omitted from this filing and filed separately with the U.S. Securities and Exchange Commission.

This Supplemental Agreement shall become effective after the legal representatives (responsible persons) or authorized agents of all parties hereto sign or affix a seal to it, and affix the official seals of all parties to it.

This Supplemental Agreement shall be made in six counterparts, with each party holding two counterparts.

Party A (official seal):

Signature of Legal Representative (Responsible Person) or Authorized Agent:

Party B (official seal):

Signature of Legal Representative (Responsible Person) or Authorized Agent:

Party C (official seal):

Signature of Legal Representative (Responsible Person) or Authorized Agent:

Date Signed: June 11, 2016